AMENDMENT


      Amendment made as of May 30, 2003 to those certain Custody Agreements between each Fund in the Dreyfus Family of Funds listed on Schedule I hereto (each a " Fund") and The Bank of New York ("Custodian") (each such Custody Agreement hereinafter referred to as the "Custody Agreement."). Capitalized terms used but not defined herein shall have the meanings given them in the Custody Agreement.



      1. Please be advised that the Fund has appointed Mellon Bank, N.A. as its agent ("Agent") to lend Securities from any of the Account(s) maintained by Custodian for the Fund. Third Party International Lending Operational Procedures governing the responsibilities of the Custodian and the Agent in connection with the securities lending transactions contemplated herein, including without limitation Custodian's deadlines for receipt of instructions, are attached hereto.


      2. It is understood and agreed that Custodian shall not have any responsibility for collateral management in connection with securities loan transactions hereunder. Agent will be solely responsible for collecting collateral in connection with transactions initiated by Agent. Agent may instruct Custodian to receive collateral into the Account, or if the Fund desires, Custodian will establish and maintain a collateral account (also referred to herein as an "Account") to which collateral may be deposited, subject to execution and delivery to Custodian of such agreements as it may require.


      3. The Fund shall cause Agent to furnish to Custodian a Certificate of Authorized Persons (including specimen signatures) identifying all of Agent's officers and employees authorized to give Oral or Written
Instructions with respect to the Account(s). Upon Custodian's receipt of such Certificate, Agent and all such officers and employees shall be deemed to be Authorized Persons. The Fund hereby authorizes and directs Custodian, and it shall be Custodian's responsibility, to follow Agent's Oral or Written Instructions concerning the transfer of Securities and/or collateral to or from the Account(s), whether or not such transfers are against receipt of payment. Custodian shall comply with Agent's Oral or Written Instructions on the Business Day such instructions are received; provided they are received prior to Custodian's deadlines for the same-day processing of such instructions; and provided further, that such instructions conform to Custodian's data specifications. Custodian shall have no responsibility to deliver any Security pursuant to Agent's Oral or Written Instructions if such Security is subject to a pending settlement instruction. Custodian shall be entitled to rely upon any Oral or Written Instructions from Agent without inquiry, and shall have no duty to monitor any transactions initiated by Agent in connection herewith. Agent must notify Custodian specifically regarding any partial securities loan closing. Custodian shall have no responsibility or liability whatsoever as a result of the occurrence of any failed transaction due to a failure by Agent to comply with Custodian's trade instruction requirements, including without limitation, Custodian's published cut-off times for receipt of instructions.


      4. Custodian shall furnish to Agent on each Business Day a report listing all Securities and funds then held in the Account(s), pending settlement instructions (if any) with respect to such Securities, and such other reports as the Fund and Custodian shall agree. All reports sent to Agent shall be in such format as Agent and Custodian shall agree. The Fund shall be solely responsible for instructing Agent to recall any Security on loan if required in order to settle a trade. Custodian shall have no responsibility or liability in connection with any failed settlement due to a failure by the Fund or Agent to cause the timely return of any Security on loan.


      5. The Fund will receive corporate action notifications from Custodian, provided however, that in order to receive such notifications in connection with non-U.S. Securities, the Fund must assure that at least one share/one unit of its position in the relevant non-U.S. Securities remains held in custody with Custodian. The Fund must advise Custodian of the action to be taken on its position by the deadlines established by Custodian, provided however, that Custodian will process such corporate action instructions only for the Securities that remain in the Account. It shall be the Fund's responsibility to advise Agent of the action it has elected for Securities on loan. If the Fund's election results in its right to receive any proceeds (cash or securities) with respect to the loaned position, either the Fund or Agent must advise Custodian of this event. Custodian shall have no responsibility or liability in the event of any discrepancy between the corporate action election delivered to Custodian and that delivered to Agent. The Fund understands and agrees that Custodian will not provide proxy services on loaned Securities. If the Fund wishes to vote on a loaned position, it must instruct the Agent to recall Securities from loan prior to the record date. The Fund may receive reminders from Custodian on elective events for positions out on loan even though voting instructions for such positions must be sent directly to Agent.


      6. Custodian will post income for positions subject to securities loan transactions hereunder in accordance with Custodian's standard income pre-post schedule. If Custodian does not receive income payment within two Business Days, it may, in its discretion, reverse the income posting. The Fund shall assume all risks associated with fluctuations in exchange rates if the funds are converted from the posting currency. Custodian shall not have any responsibility for the collection of any income due but not received for positions out-on-loan over the "ex" date or record date of the position, but will notify the Fund of such occurrences in the form of a reversal of the pre-posted income.



      7. It is understood and agreed that any service level description contained in the Third Party International Lending Operational Procedures is simply a narrative description of the services and of the level of performance Custodian shall endeavor to achieve. Notwithstanding any service level or objective specified in such service level description, for purposes of the Custody Agreement, Custodian's failure to meet any performance objective shall not per se constitute negligence or a breach of the Custody Agreement nor constitute an inference of the foregoing, provided that nothing herein contained shall preclude the Fund from introducing evidence of Custodian's performance in an effort to prove negligence or breach of the Custody Agreement.


      8. The Fund understands and agrees that Custodian shall not be responsible for any tax reclaims that are due on Securities in securities loan transactions hereunder. It is the responsibility of Agent to collect any tax benefits that may be due to the Fund in connection with any such transaction.


      9. All overdrafts and indebtedness in connection with the Account(s) shall be subject to the terms and conditions of the Custody Agreement. Any account established pursuant to Section 2 hereof shall be deemed to be an Account for such purposes.


      10. The Fund may rescind the authority granted to Agent hereby at any time upon two Business Day's prior written notice to Custodian.


      11.   Except as provided herein,  the Custody  Agreement shall remain in
full  force  and  effect.   This  Amendment   shall  control  when  there  are
differences with the Custody Agreement.


                                          THE FUNDS LISTED ON SCHEDULE I



                                          By /S/STEVEN F. NEWMAN
                                             Steven F. Newman
                                          Title:  Assistant Secretary
                                          Date :  May 30, 2003


ACKNOWLEDGED AND AGREED:

THE BANK OF NEW YORK


By /S/EDWARD G. MCGANN
   Edward G. McGann
Title:  Vice President

Date:  May 30, 2003





seclendauth
(04/03)

                                  SCHEDULE I





Dreyfus Growth and Value Funds, Inc.
      Dreyfus Premier International Value Fund
Dreyfus International Funds, Inc.
      Dreyfus Premier Emerging Markets Fund
Dreyfus Investment Portfolios
      Emerging Markets Portfolio
      Founders International Equity Portfolio
      Founders Passport Portfolio
      Japan Portfolio
Dreyfus Premier Equity Funds, Inc.
      Dreyfus Premier Developing Markets Fund
Dreyfus Premier International Funds, Inc.
      Dreyfus Premier European Equity Fund
      Dreyfus Premier Greater China Fund
      Dreyfus Premier International Growth Fund
      Dreyfus Premier Japan Fund
Dreyfus Premier Value Equity Funds
      Dreyfus Premier International Opportunities Fund
Dreyfus Premier Worldwide Growth Fund, Inc.
Dreyfus Variable Investment Fund
      International Equity Portfolio
      International Value Portfolio
      Special Value Portfolio

           THIRD PARTY INTERNATIONAL LENDING OPERATIONAL PROCEDURES


These Third Party International Lending Operational Procedures (the "Procedures") are designed to formalize the level of service that The Bank of New York (the "Custodian") will provide to the Funds Listed on Schedule I hereto (collectively the "Client") in connection with the third party securities lending program Client has established with Mellon Bank, N.A., as Client's agent (the "Agent"). The information contained herein is intended to describe generally the performance objectives of the parties for agent lending in the ordinary course of business, and Custodian's failure to meet any performance objective shall not per se constitute negligence or a breach of Custodian's obligations pursuant to the Custody Agreement, nor shall such failure constitute an inference of the foregoing, provided that nothing herein contained shall preclude Client from introducing evidence of Custodian's performance in an effort to prove negligence or breach of the Custody Agreement.

These Procedures are based on the assumption that securities are held and settled in their domestic market.

1.    LENDING RELATIONSHIP PROFILE
The Agent will instruct the Custodian to deliver and receive international securities free of payment in connection with securities lending activities for the Client.

Based on the Agent's instructions, the Custodian will relay instructions to its local clearing agent to deliver or receive securities free of payment from the Borrower's local clearing agent.

2.    ASSET TYPES
This document refers only to the lending of international securities. Separate procedures are required for the lending of U.S. Securities.

3.    RELATIONSHIP CONTACTS
Listed below are team members for Client's lending program with the Custodian and the Agent who will be responsible for only international portfolios listed in Section 4 below. An authorized signature list is further attached as Exhibit A-A.

      3.1 CUSTODIAN CONTACTS


------------------------------------------------------------------------------
                            I. CLIENT SERVICE TEAM
------------------------------------------------------------------------------
------------------------------------------------------------------------------
BNY LOCATION     NAME    DEPT.   PHONE       FAX            EMAIL
------------------------------------------------------------------------------
------------------------------------------------------------------------------
   New York    Terence   Mutual  212-437-3  212-437-6600   tzaino@bankofny.com
100 Church St. Zaino     Funds
 NY NY 10286             Custody
------------------------------------------------------------------------------
------------------------------------------------------------------------------
               Shirley   Mutual  212-437-3  212-437-6600   schieu@bankofny.com
               Chieu     Funds
                         Custody
------------------------------------------------------------------------------
------------------------------------------------------------------------------
               Alex      Mutual  212-437-6  212-437-6600  asburbano@bankofny.com
               Burbano   Funds
                         Custody
------------------------------------------------------------------------------





------------------------------------------------------------------------------
                          II. CORPORATE ACTION TEAM
------------------------------------------------------------------------------
---------------------------------------------------------------------------
BNY LOCATION     NAME    DEPT.   PHONE       FAX            EMAIL
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Brussels       Joseph            011-322-545  3229502
               Cully                          0140         JCULLY@BANKOF NY.COM
                                                       BRUCALENDING@BANKOFny.com


---------------------------------------------------------------------------
---------------------------------------------------------------------------
               Laurent           X8032        322 502  LHUBAUT@BANKOFNY.COM
               Hubaut                         0140     BRUCALENDING@BANKOFNY.COM
---------------------------------------------------------------------------
---------------------------------------------------------------------------
               Veronique         X8411        322 502  VPEETERS@BANKOFNY.COM
               Peeters                        0140     BRUCALENDING@BANKOFNY.COM
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Escalation     Pida              X8574        322 502   PSAMBWA@BANKOFNY.COM
               Sambwa                         0140
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Manager        Stephanie         X8993        322 502  SKEPPENNE@BANKOFNY.COM
               Keppenne                       0140
---------------------------------------------------------------------------
---------------------------------------------------------------------------
               Gael                           322 502  GNICORA@BANKOFNY.COM
               Nicora            X8093        0140
---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------




------------------------------------------------------------------------------
                               III. INCOME TEAM
------------------------------------------------------------------------------
-----------------------------------------------------------------------------
BNY LOCATION     NAME     DEPT.  PHONE         FAX       EMAIL
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
New York       Maria             212-437-7804           mareyes@bankofny.com
               Reyes
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
New York       Orlando           212-437-3469           OQuintero@bankofny.com
               Quintero
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------





      3.2 AGENT CONTACTS

Contact for Dreyfus Non US Lending with Bank of New York

Trading

-------------------------------------------------------------------------
Name             Phone         Fax          Email
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Robert Dumont    412-236-5600  412-236-8048 BOB.DUMONT@ABNAMROMELLON.COM

-------------------------------------------------------------------------
-------------------------------------------------------------------------
Michael Ruggiero 412-236-5595  412-236-8048 MICHAEL.RUGGIERO@ABNAMROMELLON.COM

-------------------------------------------------------------------------
-------------------------------------------------------------------------
Michael Mayfield 412-236-4955  412-236-8048 MICHAEL.MAYFIELD@ABNAMROMELLON.COM

-------------------------------------------------------------------------
-------------------------------------------------------------------------
Rob Coxon        00 44 207 623 00 44 207    ROBERT.COXON@ABNAMROMELLON.COM
                 0867          975 1101

-------------------------------------------------------------------------
-------------------------------------------------------------------------
Mark Verrell     00 44 207 623 00 44 207    MARK.VERRELL@ABNAMROMELLON.COM
                 0927          975 1101

-------------------------------------------------------------------------
-------------------------------------------------------------------------
Daniel O'Brart   00 44 207 623 00 44 207    DANIEL.O'BRART@ABNAMROMELLON.COM
                 0922          975 1101

-------------------------------------------------------------------------
-------------------------------------------------------------------------
Amy Marsden      00 44 207 623 00 44 207    AMY.MARSDEN@ABNAMROMELLON.COM
                 0927          975 1101

-------------------------------------------------------------------------
-------------------------------------------------------------------------
Mark Nightingale 00 44 207 623 00 44 207    MARK.NIGHTINGALE@ABNAMROMELLON.COM
                 0922          975 1101

-------------------------------------------------------------------------
-------------------------------------------------------------------------
Johnathan        00 44 207 623 00 44 207    JONATHAN.JOHNSTONE@ABNAMROMELLON.COM
Johnstone        0868          975 1101

-------------------------------------------------------------------------

Operations

-------------------------------------------------------------------------
Name              Phone         Fax         Email
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Curtis Walbert    412-236-5609  412-236-4759WALBERT.CS@MELLON.COM

-------------------------------------------------------------------------
-------------------------------------------------------------------------
Susan Singer      412-236-5608  412-236-4759SINGER.SL@MELLON.COM

-------------------------------------------------------------------------
-------------------------------------------------------------------------
Craig Thomas      412-236-5607  412-236-4759THOMAS.CH@MELLON.COM

-------------------------------------------------------------------------
-------------------------------------------------------------------------
Barb Dixon        412-234-7477  412-236-4759DIXON.BK@MELLON.COM

-------------------------------------------------------------------------
-------------------------------------------------------------------------
Jay Howell        412-236-5616  412-236-4759HOWELL.JR@MELLON.COM

-------------------------------------------------------------------------

Escalation Operations Management

---------------------------------------------------------------------------
Name              Phone           Fax            Email
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Debra Gathers     412-236-6066    412-236-6161   GATHERS.DL@MELLON.COM

---------------------------------------------------------------------------
---------------------------------------------------------------------------
Janet Cholewinski 412-234-3863    412-236-6161   CHOLEWINSKI.JD@EMLLON.COM

---------------------------------------------------------------------------



4.    SECURITIES AVAILABLE FOR LOAN AND PORTFOLIO PARTICIPATION LIST

Securities available for loan as of the close of business will be transmitted via SWIFT or will be available via Custodian's INFORM system by the Agent every morning at 4 AM EST. This data will also include positions that the Custodian reflects as being on-loan. Both available and on-loan positions will be settlement-dated positions.



5.    TRANSMISSION OF LENDING AGENT INSTRUCTIONS
All instructions from the Agent will also include information on local clearing agent information for the borrowing counterparty.

The Custodian will be responsible for providing its local clearing agent with information required to deliver and receive securities to and from the borrower counterparty, after receiving the Agent's instructions.

Custodian requires delivery instructions on all trades.
Forms of transmission will be as follows:


      5.1.  PRIMARY METHOD

The Agent will transmit its instructions to the Custodian using FTP (SWIFT 15022 format), SWIFT platform or facsimile.

All  transmission of  instructions  (electronic or otherwise) will contain the
following  data  elements  to  ensure  timely,   accurate  processing  of  the
transactions by the Custodian.

-     Trade Date
-     Transaction Type (Delivery or Receipt)
-     Custodian account number
-     Security ID
-     Quantity
-     Settlement Date
-     Lending Reference Number
-     Clearing Broker Information

Transmissions will be sent according to the addresses as set forth in Section 3


      5.2.  SECONDARY METHOD
If the primary method of communication is unavailable, the Agent will transmit its instructions to the Custodian via FAX.

Transmissions via FAX will be sequentially numbered, contain an authorized signature, and include at least the data elements as described above.

Verbal   instructions   are  only  accepted  in  emergency   cases,  and  will
subsequently be documented by hard copy notification.


      5.3.  CANCELLATIONS/AMENDMENTS
Cancellation of prior transactions will be separately communicated using either the primary or secondary method. A cancellation instruction received after a deadline will be acted upon by both Custodian and the Agent on a reasonable best-efforts basis before the close of the relevant depository. Amendments to existing instructions are performed by transmitting a cancellation and a new instruction.



6.    INSTRUCTION TRANSMISSION DEADLINES
Transmission of instructions from the Agent will begin after 7.00 a.m. EST. The tables attached in Exhibit B-B below sets forth the deadlines for transmission of instructions to the Custodian. All instructions sent after the deadline will be executed on a reasonable best-efforts basis up until the applicable depository cutoffs.




7.    COLLATERAL
The collateral account for Client will be under the custody and control of Agent. Agent accepts full responsibility for collateral management and adequacy as stated in the Securities Lending Authorization between Client and Agent.



8.    LOAN RECALL PROCESS
Loan recalls are the sole responsibility of the Agent. The Client will be responsible for instructing the Agent to recall securities from loan. Recall instructions should be sent to the staff members at the Agent listed in
Section 3.2 above.

Client agrees to notify the Agent of recalls of international securities from loan for sale settlement. Due to time zone differences and trade instruction flows this notice may not be received by close of business on trade date in the local trading market.

Custodian requires a notice of each recall. Such recall notice must be clearly identified as a loan return notice and must include all information as listed in Section 5.1.

As an additional precaution, Custodian will provide sale trade information of which it has notice by updating Client positions on the INFORM system on a reasonable efforts basis. Such information will be otherwise made available to the Agent in accordance with the deadlines contained in Section 4. Agent may view INFORM on an intra-day basis for any pending trades received by Custodian and input to this system on a reasonable efforts basis.

Notwithstanding any responsibility of the Custodian pursuant to the Custody Agreement, Custodian accepts no liability whatsoever for any settlement failure that occurs because a security is on loan or the loan recall itself fails.



9.    MONITOR SETTLEMENTS

      9.1.  FAIL NOTIFICATION

            9.1.1.      LENDING TRANSACTIONS
The Custodian and Agent staff members agree to contact each other on a reasonable best-efforts basis to resolve any failing securities lending-related deliveries or return transactions before the close of the relevant depository.



      9.2.  LATE SALE SETTLEMENTS AND MARKET BUY-INS

If a security that is on loan is sold by the Client, it may not be returned in time for the settlement of the sale. As a result, the Client's account may incur overdraft charges.

If the deadlines in Section 6 are adhered to by the Custodian and the Client, the Agent will be solely responsible for overdraft charges dating from the expiration of the recall period through the date of actual settlement.



Buy-ins will be  coordinated  between the  Client's  investment  manager,  the
Agent's  contacts  in  Section  3.2,  and  the  borrowing  counterparty.   The
Custodian's contacts in Section 3.1 will be notified at such time of the procedures for buy-ins.

      9.3.  ON-LOAN POSITION RECONCILIATION

If the availability feed provides such information, the Agent will conduct internal reconciliation's of on-loan positions based on the Custodian's availability feed as stated in Section 4 above. Any positions breaks will be relayed to the Custodian's contacts in Section 3.1 before close of business (5 p.m. EST), where the relevant party will then conduct research to resolve these breaks as soon as possible. The reconciliation report will also be made available to the Custodian upon request.



10.   CORPORATE ACTIONS


      10.1. DEFINITION OF TERMS
RECORD DATE is the date where the holder of the security is considered by the issuer to be the holders of record.

MARKET EXPIRATION DATE is the final deadline for submitting instructions to the company or their appointed agent on a voluntary corporate action.

CUSTODIAN DEADLINE DATE is the deadline date by which responses on voluntary corporate actions must be received by the Custodian.

EXPIRATION DATE ACTION is an action whose resulting entitlement is based on the security position on market expiration date.

      10.2. MANDATORY CORPORATE ACTIONS
Mandatory corporation actions in the form of stock splits, cusip changes etc. will be updated by the Custodian. The Custodian will record and monitor corporate action settlements based on the total entitlement date position of the account, provided, however, that Client leaves at least one security unit in Client's account(s) at Custodian. Custodian will contact the Agent by telephone to verify the eligibility of the position on loan to the entitlement and the Agent must send custodian a confirmation thereof by SWIFT. Upon confirmation of market settlement for the corporate action, the Custodian will increase the on loan position to reflect the entitlement expected from the borrower via the Agent. The resulting changes in the availability feed and on loan file will provide the Agent with notification that such corporate actions have taken place.


            10.2.1.     PAYMENTS
SHARES:
The Agent will make appropriate changes to loan records to reflect the increase in shares on loan to the borrower as a result of the corporate action.

CASH:
Custodian will book cash credits arising out of the loaned position to the Client's account with the same value that it used for the Client's position that remains in custody at Custodian.

For credits prior to the allocation date, Custodian will send an instruction to the Agent with the payment details.

For debits, prior to the allocation date, the Agent must send Custodian an instruction with the payment details by Custodian's required deadline.

The Agent must ensure that funds are received with good value. If Custodian does not receive funds two Business Days after payment date, Custodian reserves the right to reverse the entries with back value. If funds are not received with good value, Custodian will adjust the posting in the Client's account with Custodian and follow its usual and customary claim procedures.

In case of reversals or adjustments, the Client assumes full responsibility for foreign exchange exposure resulting from such reversal or adjustments.


      10.3. VOLUNTARY CORPORATE ACTIONS

            10.3.1      OVERVIEW

The Custodian and the Agent will follow the general process below:

1. The Custodian publishes corporate action notifications to the Client and Agent indicating the in-vault and on-loan position from the Custodian's records, provided, however, that Client leaves at least one security unit in Client's account at Custodian.
2. The Client advises Custodian of the action to be taken on the entire position.
3. The Client advises the Agent of the action to be taken on the position on loan.
4. The Custodian processes the corporate action per its custody procedures for the securities in the account.
5. The Agent advises the Custodian of any proceeds (cash or securities) from corporate action events on the loaned position per the Client's election.


            10.3.2.     NOTIFICATION PROCEDURES AND DEADLINES
The Client will forward its responses on voluntary corporate actions to the Custodian and Agent according to current custody notification procedures.

If the Custodian or Agent receives no corporate action instruction or an incomplete instruction, Custodian or Agent will take no action on behalf of the Client and will not have any liability for claims resulting therefrom.

            10.3.3.     RETURNS FOR CORPORATE ACTION PROCESSING
The Client or the Custodian may instruct a return of loaned securities for the purpose of allowing the Client to participate in a corporate action based on Clients in-custody position in accordance with the deadlines as indicated in each specific event notification.


            10.3.4. SPECIALIZED PROCESSING ON CERTAIN ACTION TYPES (I.E. PROXIES, DISSENTER'S RIGHTS, CONSENTS WITH CASH CONSIDERATION, DIVIDEND REINVESTMENTS)

The Client will lose the right to vote or dissent on an action with a record date for securities on loan over Record Date (if applicable).

If the Client wishes to vote on an action, the Client must instruct the Agent directly to recall securities from loan prior to Record Date. Notification deadlines will be in accordance with those set forth in Section 6 above.

In cases where consent actions offer payments in consideration of the shareholder consent, it is typical for the Client to lose any rights to receive consent payments unless the Client has instructed a recall or made other arrangements with the Agent and its borrowers.

In cases of Dividend Reinvestment Programs, the Client will typically receive cash for shares on loan.

All other forms of specialized processing should be dealt with on a case-by-case between the parties listed in Section 3.


            10.3.5.     PAYMENTS

SHARES:
The Custodian will record and monitor corporate action settlements based on the Client's election. Upon confirmation of market settlement for the corporate action, the Custodian will increase the on loan position to reflect the entitlement expected from the borrower via the Agent. The Agent will make appropriate changes to loan records to reflect the increase in shares on loan to the borrower as a result of the corporate action.

CASH:
Custodian will book cash credits arising out of the loaned position to the Client's account with the same value that it used for the Client's position that remains in custody at Custodian.

For credits prior to the allocation date, Custodian will send an instruction to the Agent with the payment details.

For debits, prior to the allocation date, the Agent must send Custodian an instruction with the payment details by Custodian's required deadline.

The Agent must ensure that funds are received with good value. If Custodian does not receive funds two Business Days after payment date, Custodian reserves the right to reverse the entries with back value. If funds are not received with good value, Custodian will adjust the posting in the Client's account with Custodian and follow its usual and customary claim procedures.

In case of reversals or adjustments, the Client assumes full responsibility for foreign exchange exposure resulting from such reversal or adjustments.


11.   INCOME COLLECTION

      11.1. PRE-ADVICE OF INCOME

The Agent will pre-advise the Custodian before 9:30 A.M. EST on income payments according to the market wire deadlines as indicated in Exhibit B-B.

The pre-advice will include the following information: security name, asset identifier, record date, payable date, share amount, net amount due, credit date, value date, Client account number ex-date, currency of payment, gross income rate and any relevant references. The pre-advice should be sent to the attention of the Custodian's staff listed in Section 3.

The Client's accounts will be pre-posted in accordance with Custodian's usual and customary pre-posting procedures.


      11.2. PAST DUE INCOME PAYMENTS

The Client will make available to the Agent any past-due income. Interest compensation claims may be made against the Agent on a monthly basis.

      11.3. MONTHLY REVENUE

Securities Lending revenue will be paid monthly via Fed wire to the Client's account by the 10th business date of the following month. A pre-advice will be sent by the Agent per Section 11.1 above.

11.4. INCOME PAYMENT INSTRUCTIONS

Please refer to Exhibit B-B for Cash Correspondent payment instructions. All payments should reference:
"For Department NYD/ Agent Lending". Payments will include payment security details.


      11.5. FEE SCHEDULE
The Agent will reimburse the Custodian for transaction charges directly incurred from the movement of securities and cash as a result of securities lending activities. The Custodian will send the Agent a monthly request for payment before 15th business date of the following month. Payment will be made by the Agent before 30th business day. Charges will be according to the fee schedule attached hereto as Exhibit C-C, unless otherwise specified. Custodian and Agent will review the transactional charges for reasonableness after one year from the date of execution of this agreement.


EXHIBIT A-A - AUTHORIZED SIGNATURE LIST

      The following members at the Agent are authorized to instruct the Custodian to deliver or receive securities for the Client's account(s), pursuant to a Securities Lending Authorization agreement signed between the Client and the Agent dated as of May 30, 2003. This list will supplement, not replace, any previous similar lists unless otherwise notified. This list may be subject to change upon notification by the Agent.

      INTERNATIONAL SECURITIES LENDING
      [Signature]
      [Name]
      [Phone, Fax]
      [Email]

      [Signature]
      [Name]
      [Phone, Fax]
      [Email]

      [Signature]
      [Name]
      [Phone, Fax]
      [Email]

EXHIBIT B-B - STANDING SETTLEMENT INSTRUCTIONS BY MARKET



-----------------------------------------------------------------------------------
CASH CORRESPONDENT FUNDING DETAILS
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
MARKET NAME ISO      ACCOUNT NAME    ACCOUNT     CASH CORRESPONDENT       CASH
            CURRENCY                  NUMBER            NAME          CORRESPONDENT
            CODE                                                          BIC
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
 Australia   AUD   The Bank of New    3100-17    National Australia   NATAAU3303X
                    York, Brussels                Bank, Melbourne
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
  Austria    EUR     See Germany / Deutsche Bank, Frankfurt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
  Belgium    EUR     See Germany / Deutsche Bank, Frankfurt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
  Canada     CAD   The Bank of New   210-654-0 Royal Bank of Canada,    ROYCCAT2
                    York, Brussels                    Toronto
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
  Denmark    DKK   The Bank of New   3996 053       Danske Bank,        DABADKKK
                    York, Brussels      318          Copenhagen
                        Branch
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
  Finland    EUR     See Germany / Deutsche Bank, Frankfurt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
  France     EUR     See Germany / Deutsche Bank, Frankfurt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
  Germany    EUR   The Bank of New   922 1292      Deutsche Bank,       DEUTDEFF
                    York, Brussels      00           Frankfurt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
 Hong Kong   HKD   The Bank of New   511-564437Hongkong and Shanghai    HSBCHKHH
                    York, Brussels              Banking Corporation,
                                                     Hong Kong
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
   Italy     EUR     See Germany / Deutsche Bank, Frankfurt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
   Japan     JPY   The Bank of New   653-0431-656     Bank of           BOTKJPJT
                    York, Brussels             Tokyo-Mitsubishi Ltd,
                                                       Tokyo
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Luxembourg   EUR     See Germany / Deutsche Bank, Frankfurt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
  Mexico     MXN   The Bank of New   0072927289  Banco Nacional de    CITIUS33MER
                    York, Brussels               Mexico (Banamex),
                                                    Mexico City
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Netherlands  EUR     See Germany / Deutsche Bank, Frankfurt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
New Zealand  NZD     Bank of New      633330     National Australia   NATANZ22XXX
                       Zealand                   Bank New Zealand -
                   (BKNZNZ22XXX) in            National Nominees Ltd
                      favour of
                  National Nominees
                  Ltd (NATANZ22XXX,
                         A/C
                  020160-0414317-00)
                     for further
                    credit to The
                  Bank of New York,
                       Brussels
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
  Norway     NOK   The Bank of New   7002 02   Den norske Bank, Oslo    DNBANOKK
                    York, Brussels     09176
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
 Portugal    EUR     See Germany / Deutsche Bank, Frankfurt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
 Singapore   SGD   The Bank of New   101-399-62United Overseas Bank,   Securities
                    York, Brussels                   Singapore            and
                                                                       securities
                                                                        related
                                                                        payment
                                                                       messages:
                                                                      UOVBSGSGCSD
                                                                      Non-securities
                                                                        related
                                                                        payment
                                                                       messages:
                                                                        UOVBSGSG
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
   South     ZAR   The Bank of New    7112768     Standard Bank of      SBZAZAJJ
  Africa          York, Brussels as                South Africa,
                    Custodian and                   Johannesburg
                  Trustees, Custody
                     Account No 2
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
   Spain     EUR     See Germany / Deutsche Bank, Frankfurt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
  Sweden     SEK   The Bank of New   5201 85       Skandinaviska        ESSESESS
                    York, Brussels    157 56      Enskilda Banken,
                                                     Stockholm
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Switzerland  CHF   The Bank of New   0835-059625Credit0Suisse First   CRESCHZZ80A
                    York, Brussels                 Boston, Zurich
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
  United     GBP   The Bank of New   153826-826The Bank of New York,    IRVTGB2X
  Kingdom           York, Brussels                     London          Sort Code
                                                                        70-02-25
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
  United     EUR     See Germany / Deutsche
  Kingdom               Bank, Frankfurt
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
  United     USD  See United States / The Bank of New York, New York
  Kingdom
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
  United     USD   The Bank of New   8900285451The Bank of New York,    IRVTUS3N
  States                York,                         New York
                       Brussels
                    ABA # 021 000
                         018
                    F/C account #
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Copyright 2003 The Bank of New York.  The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of publication.  The Bank of New York does not accept any liability for losses either direct or consequential caused by the use of this information.  The
Bank of New York is neither making any investment recommendation nor is it providing any professional or advisory services relating to the activities described herein.  The information contained herein is provided for your exclusive benefit and use.  Except for internal distribution, the information shall not be further distributed or duplicated in whole or in part by any means without the prior written consent of The Bank of New York.
-----------------------------------------------------------------------------------



                           SECURITIES & CASH DEADLINES
                          (ALL TIMES ARE NEW YORK TIME)
                                 April 29, 2003
              VALID UP TO OCTOBER 26, 2003 UNLESS
              OTHERWISE ADVISED

                                                       ----------------------------------------
                                                       ----------------------------------------
                                                 CHANGE   TRADE            DEADLINES
-------------------------------------------------------               -------------------------
-------------------------------------------------------               -------------------------
COUNTRY       INSTRUMENTS             TRANSACTIONS        CYCLE **    SECURITIES      CASH
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

Australia     Government Bonds        All                       T +3  SD -1 1000   VD -1 1200
              Equities                All                       T +3  SD -1 1000   VD -1 1200
              Money Market (T, T+1    All                       T +3  SD -1 1000   VD -1 1200
              or T+3)
Austria       All                     All                       T +3  SD -1 1500   VD -1 1700
Belgium       Equities EMSS           All                       T +3  SD -1 1500   VD -1 1700
              Equities Non-EMSS       All                       T +3  SD -2 1500   VD -1 1700
              Bonds and MMI's         All                       T +3  SD -1 1500   VD -1 1700
Canada        Equities                All                       T +3  SD -1 1200   VD    1400
              Long Bonds              All                       T +3  SD -1 1200   VD    1400
              Short Term Bonds        All                       T +2  SD    1030   VD    1400
              Money Market            All                       T     SD    1030   VD    1400
Denmark       All                     Free                      T +3  SD -1 1600
              All                     Against Payment           T +3  SD -2 1500   VD -1 1700
Finland       Equities                All                       T +3  SD -2 1600   VD -1 1700
              Bonds & T-Bills         All                       T +2  SD -2 1500   VD -1 1700
France        Relit +                 All                       T +3  SD -1 1500   VD -1 1700
              RGV                     All                       T +3  SD -1 1600   VD -1 1700
Germany       STD (Standard           All                       T +2  SD -1 0800   VD -1 1700
              Settlement  - with
              matching)
              SDS (Same Day           All                       T +2  SD -1 1600   VD -1 1700
              Settlement - without
              matching)
              Registered shares       All                       T +2  SD -6 1600 * VD -1 1700
              (Physical)
Hong Kong     Equities (w/o           All                       T +2  SD -1 0900   VD -1 1200
              prematching)
              Equities (with          All                       T +2  SD -2 1500   VD -1 1200
              prematching)
              Equities (Realtime DVP) Deliveries                T +2  SD -1 0900   VD -1 1200
              Bonds & Money market    All                       T +1  SD -1 0900   VD -1 1200
              physical(T or T+1)
              Bonds & Money market    All                       T +1  SD -1 0900   VD -1 1200
              CMU (T or T+1)
Italy         Stock Exchange          All                       T +3  SD -2 1600   VD -1 1700
              OTC                     Against Payment           T +3  SD -1 1600   VD -1 1700
              OTC                     Free of Payment           T +3  SD -1 1700
Japan         Equities, Corp Bonds    All                       T +3  SD -1 0800   VD -1 1200
              (incl. Convert Bonds)
              and MMI
              Government Bonds        All                       T +3  SD -3 1600   VD -1 1200
              (JGB's)
              Equities (Physical) -   All                       T +3  SD -2 1600   VD -1 1200
              Convertible Bonds
              (Physical)
Luxembourg    All                     All                       T +3  SD -2 1500   VD -1 1700
Mexico        Equities                All                       T +2  SD    1200   VD    1400
              Bonds                   All                       T +1  SD    1200   VD    1400
Netherlands   All                     Against Payment           T +3  SD -1 1600   VD -1 1700
New Zealand   All (unlisted bonds     All                       T +3  SD -2 1500   VD -1 1000
              T+2) with prematching
              All (unlisted bonds     All                       T +3  SD -1 0800   VD -1 1000
              T+2) w/o prematching
Norway        Equities/Bonds          All                       T +3  SD -1 0900   VD -1 1700
              Money Market            All                       T +1  SD -1 0900   VD -1 1700
Portugal      All - Stock Exchange    All                       T +3  SD -1 0900   VD -1 1700
              Equities - OTC          Free Of Payment           T +3  SD    1000
              Equities - OTC          Against Payment           T +3  SD -1 1500   VD -1 1700
              Bonds - OTC             All                       T +3  SD -1 1500   VD -1 1700
Singapore     All                     All                       T +3  SD -1 1500   VD -1 1700
South Africa  Equities (Demat         All                       T +5  SD -4 1500   VD -1 1600
(1)           Rolling settlement) -
              ON Market
              Equities (Demat         All                       T +5  SD -3 1500   VD -1 1600
              Rolling settlement) -
              OFF Market
              Equities (Physical      All                       T +6  SD -2 1500   VD -1 1600
              Tuesday settlement)
              Bonds                   All                       T +3  SD -2 1500   VD -1 1600
              Money Market insruments All                       T +3  SD -1 1500   VD -1 1600
Spain         Equities (1st cyxle)    Against Payment           T +3  SD -1 0800   VD -1 1700
              Equities (2nd cycle)    Against Payment           T +3  SD -1 1500   VD -1 1700
              Equities (with no       Free                      T +3  SD    0800
              change of registration
              name)
              Government & Corporate  All                       T +3  SD -2 1500   VD -1 1700
              Debts (1st cycle)
              Government & Corporate  All                       T +3  SD -1 1500   VD -1 1700
              Debts (2nd cycle) for
              trades above EUR500,000
Sweden        Equities, Bonds & MMI   All                       T +3  SD -2 1600   VD -1 1700
              Bonds + MMI (T+1)       All                       T +1  SD -2 1700 * VD -1 1700
Switzerland   All                     Against Payment           T +3  SD -1 1500   VD -1 1700
              All                     Free Of Payment           T +3  SD -1 1700
United        Equities and Corporate  All                       T +3  SD -2 1600   VD -1 1700
Kingdom       Bonds (CREST) (4)
              Equities and Corporate  All                       T +3  SD -3 1600   VD -1 1700
              Bonds  (non-CREST)
              UK Gilts (CREST), MMIs  All                       T +1  SD -1 1700   VD -1 1700
              (CMO) (6)
              UK Gilts (CREST), MMIs  All                       T     SD    0800   VD -1 1700
              (CMO) - T+0 only
              MMIs (Physical in       All                       T +1  SD -1 1700   See GBP,
              GBP/EUR/USD)                                                         USD, EUR
              MMIs (Physical in       All                       T     SD    0800   See GBP,
              GBP/EUR/USD) - T+0                                                   USD, EUR
              only
              UK Unit Trusts and      Receipts                  T +5  SD -3 1400   VD -1 1700
              OEICs
              UK Unit Trusts and      Deliveries                T +8  SD -6 1400   VD -1 1700
              OEICs
United States DTC - Institutional     All                       T +3  SD -1 1100   VD    1500
              Delivery
              DTC - Non-IID           All                       T +3  SD    0900   VD    1500
              DTC - SDFS              All                       T     SD    1330   VD    1500
              Federal Reserve (U.S.   All                       T     SD    1330   VD    1500
              Gov't Securities)
              Money Market - Physical All                       T     SD    1300   VD    1500
              Money Market -          Receipts                  T +1  SD    1300   VD    1500
              Issuer-Held Paper
              Money Market -          Deliveries                T +1  SD    1000   VD    1500
              Issuer-Held Paper

            * Securities Settlement must be
              negotiated (if possible)
           ** Trade cycle can often be negotiated. Cfr Securities Market Report and subsequent Netinfos for accurate information.
          (1) Not or only partially rolling settlement market. ("Trade Cycle" field used for the purpose of setting deadlines).
          (2) Pre-Funding is required
          (3) Deadlines are set on a "T+" basis in the market.  Above deadline must be adapted accordingly if settlement cycle is longer than 3 days.
          (4) Banks being closed on Fridays, instructions due to settle on Mondays must be sent one day earlier.
          (5) If splitting of certificate is required, instructions should be sent 3 hours earlier.
          (6) Euroclear A currencies are : ARS CAD CHF DKK EEK EMU currencies EUR GBP HUF MXN
              NOK PLN SEK USD ZAR
          (7) Euroclear external transactions deadlines are listed on separate sheet
          (8) Actual settlement cycle is T+7 Calendar days
          (9) Please refer to
              NetInfo for deadlines
              during summer




                                  FRANCE


SECURITY SETTLEMENT INSTRUCTIONS              CASH CORRESPONDENT

BNP PARIBAS                                   DEUTSCHE BANK
PARIS                                         FRANKFURT
CUSTODY A/C # - PER BENEFICIAL OWNER          THE BANK OF NEW YORK, BRUSSELS
                                              CASH A/C #: 922 1292 00
                                              FFC:CUSTODY A/C NAME & NUMBER



----------------------------------------------------------------------------------------
Account #          Account Name                    Securities Account #    Tax on Equities

----------------------------------------------------------------------------------------
  293130  Dreyfus Premier Worldwide Growth Fund, Inc.       45181P             15%
----------------------------------------------------------------------------------------
  097665  Dreyfus Premier International Growth              44986H             15%
----------------------------------------------------------------------------------------
  098796  Dreyfus Variable Investment Fund-Int'l
          Equity Port.                                      45379U             15%
----------------------------------------------------------------------------------------


*** THE OTHER DREYFUS ACCOUNTS ARE OMNIBUS ACCOUNT AT BNP PARIBAS




                                      ITALY


SECURITY SETTLEMENT INSTRUCTIONS                    CASH CORRESPONDENT

BANCA INTESA                                        DEUTSCHE BANK
CAVEAU TITOLI                                       FRANKFURT
VIA LANGHIRANO, 1                                   BANK OF NEW YORK, BRUSSELS
43100 PARMA                                         CASH A/C #  922 1292 00

CUSTODY A/C # - PER BENEFICIAL OWNER                FFC: CUSTODY A/C
                                                    NAME & NUMBER



--------------------------------------------------------------------------------
Account #        Account Name                                 Securities A/C #
================================================================================
--------------------------------------------------------------------------------
  293130  Dreyfus Premier Worldwide Growth Fund, Inc.              009719800812
--------------------------------------------------------------------------------
  098414  Dreyfus Growth and Value Funds, Inc.-Dreyfus             009719800340
          International Value
--------------------------------------------------------------------------------
  097716  Dreyfus Int'l Funds Inc. - Dreyfus Premier Emerging
          Markets Fund                                             009719801216
--------------------------------------------------------------------------------
  097757  Dreyfus Investment Portfolio-Founders International
          Equity                                                   009719801761
--------------------------------------------------------------------------------
  097759  Dreyfus Investment Portfolio-Founders Passport
          Portfolio                                                009719801754
--------------------------------------------------------------------------------
  097665  Dreyfus Premier International Growth                     009719800336
--------------------------------------------------------------------------------
  097901  Dreyfus Premier International Value Fund                 009719801511
--------------------------------------------------------------------------------
  098796  Dreyfus Variable Investment Fund-International Equity
          Port.                                                    009719800648
--------------------------------------------------------------------------------
  097682  Dreyfus Variable Investment Fund-International Value
          Port.                                                    009719800542
--------------------------------------------------------------------------------
  097912  Dreyfus Premier European Equity Fund                     009719801852
--------------------------------------------------------------------------------




                                      NORWAY


SECURITY SETTLEMENT INSTRUCTIONS                  CASH CORRESPONDENT

DEN NORSKE BANK                                   DEN NORSKE BANK

OSLO                                              OSLO

CUSTODY A/C # - PER BENEFICIAL OWNER              BANK OF NEW YORK, BRUSSELS
                                                  CASH A/C #  70020209176

                                                  FFC: CUSTODY A/C
                                                  NAME & NUMBER



--------------------------------------------------------------------------------
Account #        Account Name                                 Securities A/C #
================================================================================
--------------------------------------------------------------------------------
  098414  Dreyfus Growth and Value Funds, Inc.-Dreyfus              050050039036
          International Value
--------------------------------------------------------------------------------
  097757  Dreyfus Investment Portfolio-Founders International       050050057632
          Equity
--------------------------------------------------------------------------------
  097759  Dreyfus Investment Portfolio-Founders Passport Portfolio  050050057483
--------------------------------------------------------------------------------
  097901  Dreyfus Premier International Value Fund                  050050053573
--------------------------------------------------------------------------------
  098796  Dreyfus Variable Investment Fund-International Equity
          Port.                                                     050050030795
--------------------------------------------------------------------------------
  097682  Dreyfus Variable Investment Fund-International Value
          Port.                                                     050050042253
--------------------------------------------------------------------------------
  097665  Dreyfus Premier International Growth                      050051926876
--------------------------------------------------------------------------------
  097912  Dreyfus Premier European Equity Fund                      050050058945
--------------------------------------------------------------------------------



                                      SWEDEN


SECURITY SETTLEMENT INSTRUCTIONS                 CASH CORRESPONDENT

SKANDINAVISKA ENSKILDA BANKEN                    SKANDINAVISKA ENSKILDA BANKEN
SEB MERCHANT BANKING                             STOCKHOLM
SECURITIES SERVICES                              BANK OF NEW YORK, BRUSSELS
RISSNELEDEN 110, R A5                            CASH A/C #  5201-8515756
SE-106 40 STOCKHOLM                              FFC: CUSTODY A/C
                                                 NAME & NUMBER
CUSTODY A/C # - PER BENEFICIAL OWNER


--------------------------------------------------------------------------------
Account #        Account Name                                 Securities A/C #

================================================================================
--------------------------------------------------------------------------------
  293130  Dreyfus Premier Worldwide Growth Fund, Inc.               01001242998
--------------------------------------------------------------------------------
  098414  Dreyfus Growth and Value Funds, Inc.-Dreyfus              01002817218
          International Value
--------------------------------------------------------------------------------
  097757  Dreyfus Investment Portfolio-Founders International
          Equity                                                    01002922356
--------------------------------------------------------------------------------
  097759  Dreyfus Investment Portfolio-Founders Passport Portfolio  01002922356
--------------------------------------------------------------------------------
  097665  Dreyfus Premier International Growth                      01002064384
--------------------------------------------------------------------------------
  097901  Dreyfus Premier International Value Fund                  01001242998
--------------------------------------------------------------------------------
  098796  Dreyfus Variable Investment Fund-International Equity
          Port.                                                     01002301084
--------------------------------------------------------------------------------
  097682  Dreyfus Variable Investment Fund-International Value
          Port.                                                     01002817196
--------------------------------------------------------------------------------
  097912  Dreyfus Premier European Equity Fund                      01002948894
--------------------------------------------------------------------------------

                                 EXHIBIT C-C



            THIRD PARTY SECURITIES LENDING CUSTODIAN FEE SCHEDULE
                                     FOR
                            THE DREYFUS FAMILY OF
                          FUNDS LISTED ON SCHEDULE I


A.    LOAN PROCESSING FEES

      5     Basis points per annum on the average daily outstanding loan value.


      Applicable local market transaction charges plus $10.00 on each loan open and loan close transaction.





B.    BILLING CYCLE
      Monthly

      *These fees assume electronic instruction entry.